FOURTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 26, 2002 (herein called this "Amendment"), is entered into by and among CALPINE CORPORATION, a Delaware corporation (herein called the "Company"), the various financial institutions listed on the signature page hereof (the "Lenders") and THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders (herein, in such capacity, called the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Company, the Lenders and the Agent have heretofore entered into a certain Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended by that certain First Amendment and Waiver to Second Amended and Restated Credit Agreement, dated as of April 19, 2001, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 8, 2002 and that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of May 9, 2002 (herein called the "Credit Agreement"); and

     WHEREAS, the Company, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided; and

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, the Lenders and the Agent hereby agree as follows:

     SECTION 1. Subsection (i) of clause (b) of Section 8.2.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(i) make any payment or prepayment of principal of, or make any payment of interest on, any Senior Notes (as such term is defined in the 2002 Credit Agreement) or any Subordinated Debt on any day other than the stated date for such payment or prepayment set forth in the documents and instruments memorializing any Senior Notes or such Subordinated Debt, or which would violate the subordination provisions of any such Subordinated Debt; provided, that the Borrower may so pay or prepay all or a portion of the Senior Notes (as such term is defined in the 2002 Credit Agreement) if either (A) both before and after giving effect thereto, no Default shall have occurred or be continuing and there are no Loans outstanding hereunder or (B) both before and after giving effect thereto, no Default shall have occurred and be continuing and the aggregate amount of all such prepayments shall not exceed 50% of aggregate Net Equity Proceeds received by the Borrower from and after March 8, 2002."

     SECTION 2. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

          (i) This Amendment duly executed by the Company and Required Lenders; and

          (ii)  Such  other   documents  as  the  Agent  shall  have  reasonably
     requested.

     SECTION 3. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 4. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. All obligations of the Company and rights of the Lenders and the Agent expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     SECTION 5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 6. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     SECTION 7. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN
CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        CALPINE CORPORATION


                                        By:  /s/ Michael Thomas
                                           -------------------------------------
                                        Name:  Michael Thomas
                                             -----------------------------------
                                        Title:  Senior Vice President - Treasury
                                              ----------------------------------


                                        THE BANK OF NOVA SCOTIA, as Agent and
                                        Lender


                                        By:  /s/ Denis P. O'Meara
                                           ------------------------------------
                                        Name:  Denis P. O'Meara
                                             -----------------------------------
                                        Title:  Managing Director
                                              ----------------------------------


                                        BAYERISCHE LANDESBANK


                                        By:  /s/ C. Stolarski
                                           -------------------------------------
                                        Name:  C. Stolarski
                                             -----------------------------------
                                        Title:  V.P.
                                              ----------------------------------


                                        By:  /s/ C. Wintergerst
                                           -------------------------------------
                                        Name:  C. Wintergerst
                                             -----------------------------------
                                        Title:  V.P.
                                              ----------------------------------


                                        CIBC INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CREDIT SUISSE FIRST BOSTON, NEW YORK
                                        BRANCH


                                        By:  /s/ James Moran
                                           -------------------------------------
                                        Name:  James Moran
                                             -----------------------------------
                                        Title:  Director
                                              ----------------------------------


                                        By:  /s/ Thomas Murray
                                           -------------------------------------
                                        Name:  Thomas Murray
                                             -----------------------------------
                                        Title:  Directors
                                              ----------------------------------

                                        BAYERISCHE HYPO-UND VEREINSBANK AG


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        ING CAPITAL LLC


                                        By:  /s/ Erwin Thomet
                                           -------------------------------------
                                        Name:  Erwin Thomet
                                             -----------------------------------
                                        Title:  Managing Director
                                              ----------------------------------


                                        By:  /s/ G. Dominick Bellamy, Jr.
                                           -------------------------------------
                                        Name:  G. Dominick Bellamy, Jr.
                                             -----------------------------------
                                        Title:  Director
                                              ----------------------------------


                                        TORONTO DOMINION (TEXAS) INC.


                                        By:  /s/ Mark A. Baird
                                           -------------------------------------
                                        Name:  Mark A. Baird
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:  /s/ Bryan Read
                                           -------------------------------------
                                        Name:  Bryan Read
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        BANK OF AMERICA, N.A.


                                        By:  /s/ Gabriela Millhorn
                                           -------------------------------------
                                        Name:  Gabriela Millhorn
                                             -----------------------------------
                                        Title:  Principal
                                              ----------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:  /s/ Martin C. Livingston
                                           -------------------------------------
                                        Name:  Martin C. Livingston
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        FLEET NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        FORTIS CAPITAL CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------